UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 14, 2009

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32195 (Commission File Number)	33-1073076 (I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA (Address of principal executive offices)		23230 (Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Genworth Financial, Inc. previously announced the election of Christine B. Mead and Thomas E. Moloney to its Board of Directors. At the time of their election, the Board of Directors had not yet determined the committees of the Board on which Ms. Mead and Mr. Moloney would serve. On December 9, 2009, the Board of Directors appointed Ms. Mead and Mr. Moloney to serve on both the Audit Committee and the Legal and Public Affairs Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENWORTH FINANCIAL, INC.

Date: December 10, 2009	By:	/s/ Leon E. Roday
Leon E. Roday
Senior Vice President,
General Counsel and Secretary

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